                                                                   EXHIBIT 10.75

                       Shareholder's Voting Rights Proxy Agreement-Participation
                                                          Letter of Hefei Fukesi

                   ACKNOWLEDGEMENT LETTER FOR PARTICIPATION OF
                   SHAREHOLDERS' VOTING RIGHTS PROXY AGREEMENT

SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD., (registered address: Room 1003 F, No.1027, Changning Road, Changning District, Shanghai) and SHANGHAI FOCUS MEDIA ADVERTISING AGENCY CO., LTD., (registered address: Room A65, 28 Floor,
No.369, Jiangsu Road, Changning District, Shanghai) (hereinafter the "PARTICIPATING SHAREHOLDER"), and HEFEI FUKESI ADVERTISING CO., LTD. (registered address: Room 2401B, Gujin Baihua Building, No. 156 Shouchun Road, Hefei) (hereinafter the "PARTICIPATED TARGET COMPANY"), as independent party, hereby agree to participate in the Shareholders' Voting Rights Proxy Agreement among Focus Media Technology (Shanghai) Co., Ltd. (hereinafter "FOCUS MEDIA TECHNOLOGY"), Shanghai Focus Media Advertisement Co., Ltd. and other relevant parties (hereinafter the "PROXY AGREEMENT") dated March 28 2005. Participating Shareholder and Participated Target Company agree to entrust the Trustees designated by Focus Media Technology to exercise the voting rights in Participated Target Company in respect of 100% of the equity interest in the registered capital of Participated Target Company held by the Participating Shareholder as of the date of this Acknowledgement Letter, on behalf of Participating Shareholder.

Once this Acknowledgement Letter is executed by the Participating Shareholder and Participated Target Company, Participating Shareholder and Participated Target Company shall be deemed to have made the same undertakings and warranties with those of the Shareholders and Target Companies under the Proxy Agreement (to the extent that is related and applicable to Participating Shareholder and Participated Target Company), agreed to respectively perform the obligations of the Shareholders and Target Companies stipulated in the Proxy Agreement (to the extent that is related and applicable to Participating Shareholder and Participated Target Company), and

                       Shareholder's Voting Rights Proxy Agreement-Participation
                                                          Letter of Hefei Fukesi

acknowledged the rights and obligations of the Parties under the Proxy
Agreement.

                                [EXECUTION PAGE]

SHANGHAI FOCUS MEDIA ADVERISEMENT CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              -----------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

SHANGHAI FOCUS MEDIA ADVERTISING AGENCY CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              -----------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

HEFEI FUKESI ADVERTISING CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              -----------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              -----------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006